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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                                  July 25, 2000
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                Date of Report (Date of earliest event reported)


                           NetSol International, Inc.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
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                 (State or other jurisdiction of incorporation)


       333-28861                                         95-4627685
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(Commission File Number)                      (IRS Employer Identification No.)


            5000 N. PARKWAY CALABASAS, SUITE 202, CALABASAS, CA 91302
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                    (Address of principal executive offices)

        Registrants telephone number, including area code: (818) 222-9195
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ITEM 5.  OTHER EVENTS

On or about March 2000, Blue Water Partners LLC, a California Limited Liability Company ("Blue Water") informed NetSol International, Inc. (the "Company") of potential violation of Section 16 (b) of the Securities Exchange Act of 1934 (the "1934 Act") since Blue Water had become a beneficial owner of 10% of the Company's outstanding Stock. On or about April 10, 2000, the Company sent a formal demand letter to Blue Water communicating its awareness that Blue Water had engaged in transactions involving the Company's common stock which the Company believed resulted in Blue Water realizing profits recoverable by the Company pursuant to Section 16(b) of the 1934 Act. On or about June 6, 2000, the Company and Blue Water signed a Settlement Agreement and Release whereby Blue Water was to pay the Company profits in the amount of $1,427,145 based on trading records presented by Blue Water. Blue Water sent a cashier's check in the same amount to NetSol on the same date.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (a)  Exhibits.

       The following exhibits are filed with this Current Report, Form 8-K:

    Exhibit
    Number                          Exhibit Description
    ------    -----------------------------------------------------------------
     2.0          Settlement and Release Agreement dated June 6, 2000





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  July 25, 2000                       NetSol International, Inc.


                                            By: /s/ Najeeb Ghauri
                                                ------------------------
                                                 Najeeb Ghauri
                                            Its:  President